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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           _________________________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 14, 1999

                              TECH-SYM CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            NEVADA                       1-4371                 74-1509818
  (STATE OR OTHER JURISDICTION      (COMMISSION FILE         (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)        NUMBER)            IDENTIFICATION NO.)


                        10500 WESTOFFICE DRIVE, SUITE 200
                            HOUSTON, TEXAS 77042-5391
                              (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES)
                                  AND ZIP CODE)

                                (713) 785-7790
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


                           _________________________


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ITEM 5.  OTHER EVENTS

      The information set forth in the press release of the registrant dated July 14, 1999, which is filed as an exhibit hereto, is incorporated hereby reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C) EXHIBITS

         Exhibit 99(a)  --  Press release issued by the registrant dated
                            July 14, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TECH-SYM CORPORATION


Date:    July 16, 1999

                                    By: /s/ RAY F. THOMPSON
                                            Ray F. Thompson
                                            VICE PRESIDENT AND CHIEF FINANCIAL
                                             OFFICER

                                  EXHIBIT INDEX

      EXHIBIT NO.
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      Exhibit 99(a)  --  Press release issued by the registrant dated
                         July 14, 1999.